UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 20, 2015

814-00201
(Commission File Number)

MVC CAPITAL, INC.
(the "Company")
(Exact name of registrant as specified in its charter)

DELAWARE, 943346760
(Jurisdiction of Incorporation) (IRS Employer Identification Number)

287 Bowman Avenue
2nd Floor
Purchase, NY  10577
(Address of registrant's principal executive office)

914-701-0310
(Registrant's telephone number)
_______________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed by MVC Capital, Inc. (the “Company”) in its Form 8-K filed on July 6, 2015, the Company was notified that Ernst & Young LLP (“EY”) would not stand for reappointment as the Company’s independent registered public accounting firm.

EY’s audit report on the 2014 Financial Statements and its reissued audit report on the 2013 Financial Statements did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended October 31, 2013 and October 31, 2014, and during the interim period between October 31, 2014 and the date hereof, there were no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference thereto in its report nor were there any “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except as follows.  EY reported that the Company had a material weakness in internal control over financial reporting relating to the design and operating effectiveness of certain valuation related controls associated with certain affiliated or controlled portfolio companies at October 31, 2014.

With the fiscal year 2014 audit complete, the Audit Committee of the Company recently completed a process to identify and engage an audit firm to succeed EY as the Company’s independent registered public accounting firm.  The Company’s Audit Committee selected, and the Company’s Board of Directors approved, the engagement of Grant Thornton, LLP (“GT”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended October 31, 2015, effective following the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ended April 30, 2015.  GT was engaged on November 20, 2015.

During the fiscal years ended October 31, 2014 and October 31, 2013 and the subsequent interim period prior to engaging GT, neither the Company nor anyone acting on the Company’s behalf consulted GT regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to that item) or a reportable event (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC CAPITAL, INC. By: /s/ Michael Tokarz Michael Tokarz Chairman

Dated:  November 23, 2015